Exhibit 10.3

Execution Version

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”) is effective as of April 2, 2020 and entered into by SPORTS RIGHTS MANAGEMENT, LLC, a Delaware limited liability company (“SRM” and, together with any other Person joined hereto from time to time, collectively, the “Guarantors”, and each individually a “Guarantor”), in consideration of the financial accommodations made by the Purchaser (as defined below) to FACEBANK GROUP, INC., a Florida corporation (“FaceBank”), EVOLUTION AI CORPORATION, a Florida corporation (“Evolution”), PULSE EVOLUTION CORPORATION, a Nevada corporation (“Pulse”), and FUBOTV ACQUISITION CORP., a Delaware corporation (“Merger Sub” and together with FaceBank, Evolution and Pulse, collectively, the “Borrower”) pursuant to that certain Note Purchase Agreement, dated as of March 19, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), initially among the Borrower, FB LOAN SERIES I, LLC, a Delaware limited liability company, as purchaser (the “Purchaser”), and the other Persons from time to time party thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Capitalized terms used herein shall have the meanings ascribed thereto in the Purchase Agreement.

WHEREAS, on the date hereof, Merger Sub merged into and is survived by FUBOTV INC., a Delaware corporation (the “Additional Borrower”) and sole equity holder of SRM, pursuant to that certain Agreement and Plan of Merger and Reorganization, dated March 19, 2020 by and among FaceBank, Merger Sub and FuboTV (the “Merger”);

WHEREAS, pursuant to Section 8.17(g) of the Note Purchase Agreement, the Borrower agreed, upon the date of the consummation of the Merger to cause FuboTV to join the Note Purchase, become an issuer of the Notes and Borrower under the Note Purchase Agreement and assume all Obligations in connection therewith, and for each Subsidiary of FuboTV located in the United States to join the Note Documents to guaranty the Obligations (the “Merger Date Joinder”);

WHEREAS, SRM entered into that certain Joinder Agreement dated as of the date hereof (the “Joinder Agreement”), by and among Additional Borrower, SRM and Purchaser, pursuant to which it agreed to effectuate the Merger Date Joinder by, among other actions, executing and delivering this Guaranty.

NOW, THEREFORE, for and in consideration of the mutual covenants, conditions, stipulations and agreements set forth in the Note Purchase Agreement and the other Note Documents, and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows, intending to be legally bound:

1. Guaranty of Obligations. The Guarantors hereby, jointly and severally, unconditionally guarantee, and become surety for, the prompt payment and performance of all Obligations as defined under the Purchase Agreement, and all reasonable, out-of-pocket costs and expenses of the Purchaser incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with this Guaranty and each Note Document to which any Guarantor is party, including reasonable and documented out-of-pocket attorneys’ fees and expenses (hereinafter referred to collectively as the “Obligations”).

2. Nature of Guaranty; Waivers.

(a) This is a guaranty of payment and not of collection and Purchaser shall not be required or obligated, as a condition of any Guarantor’s liability, to make any demand upon or to pursue any of its rights against Borrower, any other Guarantor, any other Person, or to pursue any rights which may be available to it with respect to any other Person who may be liable for the payment of the Obligations.

(b) This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Obligations have been paid in full (other than contingent indemnification obligations for which no claim has been made), or the Purchaser has terminated this Guaranty. This Guaranty will remain in full force and effect even if there is no principal balance outstanding under the Obligations at a particular time or from time to time. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by Purchaser of any other Person, or any other guaranty or any security held by it for any of the Obligations, by any failure of Purchaser to take any steps to perfect or maintain its Lien or security interest in or to preserve its rights to any security or other collateral for any of the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guaranty thereof. The Guarantors’ obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off, recoupment, deduction or defense based upon any claim any Guarantor may have (directly or indirectly) against Borrower, Purchaser or any other Person, except payment of the Obligations.

(c) Notice of acceptance of this Guaranty, notice of extensions of credit to the Borrower from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon Purchaser’s failure to comply with the notice requirements under any applicable law as in effect from time to time are hereby waived to the extent permitted by applicable law. Each Guarantor waives, to the extent permitted by applicable law, all defenses based on suretyship or impairment of collateral.

(d) Purchaser at any time and from time to time, without notice to or the consent of any Guarantor, and without impairing or releasing, discharging or modifying the Guarantors’ liabilities hereunder, may (a) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (c) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations in such order, manner and amount as the Purchaser may determine in their sole discretion; (d) settle, compromise or deal with any other person, including Borrower or any Guarantor, with respect to any Obligations in such manner as Purchaser deems appropriate in their sole discretion; (e) substitute, exchange or release any security or guaranty; or (f) take such actions and exercise such remedies hereunder as provided herein.

3. Repayments or Recovery. If the incurrence or payment of the Obligations by Borrower, Guarantor or any other Person or the transfer to Purchaser of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of Title 11 of the Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (each, a “Voidable Transfer”), and if Purchaser is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Purchaser is required or elects to repay or restore, and as to all reasonable and documented costs, expenses, and out-of-pocket attorneys’ fees of Purchaser related thereto, the liability of each Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made and any Liens held by Purchaser previously released or terminated with respect to any Collateral shall be reinstated as of the date on which Purchaser repays or restores such Voidable Transfer. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by any Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to Purchaser’s rights hereunder and will be deemed to have been conditioned upon the provisions of this Section 3.

4. Enforceability of Obligations. To the extent permitted by applicable law, (a) no modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge any Guarantor’s liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against each Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted, (b) each Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of Borrower that may result from any such proceeding and (c) each Guarantor expressly waives the effect of any statute of limitations or other limitations on any actions under this Guaranty.

5. Events of Default. Upon the occurrence and during the continuance of any Event of Default, the Purchaser may (a) demand that the Guarantors, jointly and severally, pay to Purchaser, all of the Obligations; and (b) exercise any or all of their rights and remedies against any Guarantor, whether provided for hereunder, under any Note Document or under any applicable law, including the rights of a secured party under the Uniform Commercial Code.

6. Collateral. This Guaranty is secured pursuant to the terms of that certain Security Agreement, dated the March 19, 2020, by the Borrower in favor of the Purchaser, as modified and supplemented by the Joinder Agreement, pursuant to which SRM joined such Security Agreement, and any other security documents which any Guarantor executes and delivers to Purchaser and by such other collateral as previously may have been or may in the future be granted to the Purchaser to secure any Obligations of the Guarantors or any of them.

7. Costs. To the extent that Purchaser incurs any costs or expenses in protecting or enforcing its rights under the Obligations, this Guaranty, the Purchase Agreement or any Note Document related hereto or thereto, including reasonable and documented out-of-pocket attorneys’ fees and the reasonable and documented costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the Obligations and will bear interest from the incurring or payment thereof at the highest default rate applicable to the Obligations under the Purchase Agreement.

8. Postponement of Subrogation. Until the Obligations are paid in full (other than contingent indemnification obligations for which no claim has been made), expire, are terminated and are not subject to any right of revocation or rescission, each Guarantor postpones and subordinates in favor of the Purchaser any and all rights which such Guarantor may have to (a) assert any claim whatsoever against Borrower based on subrogation, exoneration, reimbursement, or indemnity or any right of recourse to security for the Obligations with respect to payments made hereunder and (b) any realization on any property of Borrower, including participation in any marshalling of Borrower’s assets.

9. Preservation of Rights. No delay or omission on the Purchaser’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Purchaser’s action or inaction impair any such right or power. The Purchaser’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Purchaser may have under any other agreements, at law or in equity. The Purchaser may proceed in any order against Borrower, any Guarantor or any other obligor of, or collateral securing, the Obligations.

10. Illegality. If any provision contained in this Guaranty should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Guaranty.

11. Entire Agreement. This Guaranty (including the documents and instruments referred to herein, including the Purchase Agreement and the Note Documents) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Guarantors and the Purchaser with respect to the subject matter hereof; provided, however, that this Guaranty is in addition to, and not in substitution for, any other guarantees from any Guarantor to the Purchaser.

12. Indemnity. Each Guarantor shall defend, protect, indemnify, pay and save harmless Purchaser and Affiliates and its officers, directors, agents, employees, Subsidiaries, partners, members, attorneys, accountants and controlling persons (each an “Indemnified Party”) to the fullest extent permitted by law to the same extent as if such Guarantor were a Borrower under the Purchase Agreement.

13. Incorporation by Reference. Sections 13.2 (Notices) , 13.3 (Successors and Assigns), 13.4 (Amendment and Waiver), 13.7 (Governing Law) and 13.8 (Jurisdiction, Jury Trial Waiver, Etc.) of the Note Purchase Agreement are hereby incorporated herein by reference, mutatis mutandis.

Each Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, including the waiver of jury trial incorporated by reference herein, and has been advised by counsel as necessary or appropriate.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Guaranty, as of the date first written above, with the intent to be legally bound hereby.

SPORTS RIGHTS MANAGEMENT, LLC, a Delaware limited liability company

By:
Name:	David Gandler
Title:	CEO

[Signature Page to Guaranty Agreement]